UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

TREMONT MORTGAGE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	TRMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Tremont Mortgage Trust.

Item 1.01.  Entry into a Material Definitive Agreement.

On May 16, 2019, we priced an underwritten public offering, or the Offering, of 5,000,000 common shares of beneficial interest, $0.01 par value per share, or Common Shares, of the Company, and entered an underwriting agreement, or the Underwriting Agreement, with Tremont Realty Advisors LLC, or our Manager, and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, or the Underwriters.

The Underwriting Agreement contains customary representations and warranties, covenants, indemnification provisions and closing conditions. Pursuant to the Underwriting Agreement, the Underwriters may also purchase up to an additional 750,000 Common Shares at the public offering price, less the underwriting discount, within 30 days from the date of the prospectus of the Offering. The foregoing description of the Underwriting Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Underwriting Agreement attached as Exhibit 1.1 hereto, which is incorporated herein by reference.

We expect to issue and deliver the Common Shares on or about May 21, 2019. The public offering price was $5.65 per Common Share. Our Manager will purchase 1,000,000 Common Shares (1,150,000 Common Shares if the Underwriters exercise their option to purchase additional Common Shares in full) being sold in the Offering at the public offering price, without the payment of any underwriting discount.

We intend to use a portion of the $26.2 million of net proceeds, after deducting the underwriting discounts and commissions and estimated expenses, from the Offering to repay the entire $14.2 million outstanding under our credit agreement with our Manager, and the remaining net proceeds will be used for general business purposes, including reducing borrowings under our $250.0 million master repurchase facility, or our Master Repurchase Facility, and/or funding investment activities. An affiliate of Citigroup Global Markets Inc. is our counterparty under our Master Repurchase Facility, and will receive any portion of the net proceeds from the Offering that we may use to reduce borrowings under our Master Repurchase Facility.

The Common Shares were offered pursuant to a Registration Statement on Form S-11 (File No. 333-231224) which was declared effective by the Securities and Exchange Commission, or SEC, on May 16, 2019.  The prospectus for the Offering, dated May 16, 2019, or the Prospectus, was filed with the SEC on May 20, 2019 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with our Manager, The RMR Group LLC, or RMR LLC, and others related to them. Our Manager provides management services to us pursuant to our management agreement with our Manager; our Manager is a subsidiary of RMR LLC and certain of the services provided to us by our Manager are provided by RMR LLC pursuant to a shared services agreement between our Manager and RMR LLC; our Manager is our largest shareholder and, at May 16, 2019, owned approximately 18.8% of our outstanding common shares (and will own approximately 19.5% of our outstanding common shares upon the closing of the Offering, assuming the Underwriters do not exercise their option to purchase additional Common Shares); The RMR Group Inc., or RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy, one of our Managing Trustees, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., and he is also a director of our Manager, a managing director and the president and chief executive officer of RMR Inc., and an executive officer and employee of RMR LLC; David M. Blackman, our other Managing Trustee and our President and Chief Executive Officer, is President, Chief Executive Officer and a director of our Manager and an executive officer and employee of RMR LLC; and each of our other officers is also an officer and/or employee of our Manager or RMR LLC. In addition, other companies to which RMR LLC or its subsidiaries provide management services have trustees, directors and officers some of whom are also trustees, directors or officers of us, our Manager, RMR LLC or RMR Inc.

For information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, or the Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2018, or the Annual Report, our definitive Proxy Statement for our 2019 Annual Meeting of Shareholders, or the Proxy Statement, and our other filings with the SEC, including Notes 8 and 9 to the condensed consolidated financial statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward-Looking Statements” of the Quarterly Report, Notes 8 and 9 to the consolidated financial statements included in the Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report and the section captioned “Related Person Transactions” and the information regarding the Company’s Trustees and executive officers included in the Proxy Statement. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. The Company’s filings with the SEC and copies of certain of its agreements with these related parties are publicly available as exhibits to its public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example:

•                  The issuance and delivery of these Common Shares is subject to various conditions and contingencies as are customary in underwriting agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, the Offering may be delayed or may not be completed.

•                  This Current Report on Form 8-K states that our Manager will purchase 1,000,000 of the Common Shares (or 1,150,000 Common Shares if the Underwriters exercise their option to purchase additional Common Shares in full) in the Offering. Although we believe that our Manager will purchase those Common Shares, our Manager is not under any binding obligation to do so and may in fact determine not to purchase those or any Common Shares in the Offering.

•                  An implication of the statement that the Underwriters have been granted an option to purchase up to an additional 750,000 Common Shares may be that this option may be exercised in whole or in part. In fact, we do not know whether the Underwriters will exercise this option, or any part of it.

The information contained in our filings with the SEC, including under the caption “Risk Factors” in the Annual Report and in the Prospectus, identifies other important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

1.1

Underwriting Agreement, dated as of May 16, 2019, among the Company, Tremont Realty Advisors LLC and the underwriters named therein, pertaining to the issuance and sale of up to 5,750,000 common shares of beneficial interest of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Dated:  May 20, 2019